EXHIBIT 1

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     STRUCTURAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================


Public Securities:
-----------------

        Ratings   Initial
          S&P,    Balance     <F*>
        Moody's,    In      Initial  Avg.   Mod.  Principal  PrinWin.  DSCR      LTV
Class    Fitch    Millions  Coupon   Life   Dur.   Window    Graph   Implied   Implied   Sub.
-----------------------------------------------------------------------------------------------

A-1A    AAA         $100     7.xx%    3.8    3.2    12/1996-  <F1>     2.59       39%      30%
                             fixed                  11/2003

A-1B    AAA         $330     7.xx%    7.0    5.4    Bullet    <F2>     2.59       39%      30%
                             fixed                  11/2003

A-1C    AAA         $200     7.xx%    9.8    6.8    11/2003-  <F3>     2.59       39%      30%
                             fixed                  10/2007

A-2     AA          $45      7.xx%    10.9   7.3    Bullet    <F4>     2.32       44%      22%
                              wac                   10/2007

A-3     A           $55      7.xx%    10.9   7.3    Bullet    <F5>     2.15       47%      16%
                              wac                   10/2007

A-4     BBB         $80      7.xx%    10.9   7.2    Bullet    <F6>     2.01       50%      10%
                              wac                   10/2007

A-5     BBB-        $55      8.xx%    13.9   7.2    11/2007-  <F7>     1.92       53%      5.5%
                              wac                   8/2011

CS-1    AAA         $100     1.xx%    2.5c   2.2    12/1996-
       Moody's,    Notional   wac                   10/2003
        Fitch


------------------
Private Securities:
------------------
CS-2    AAA         $762      1.xx%     4.7c   3.9   12/1996-
       Moody's,   Notional     wac                   8/2001
        Fitch

--------------------
Sub-Investment Grade:
--------------------
B-1     BB+         $30        8.xx%    12.2   6.64                     1.81      56%
       Fitch                   wac

-------------------------------------------------------

<F*>  Coupon will be adjusted monthly for actual day count.
<F1>  Prin. Win Graph depicted in hard copy (see p. 4)
<F2>  Prin. Win Graph depicted in hard copy (see p. 4)
<F3>  Prin. Win Graph depicted in hard copy (see p. 4)
<F4>  Prin. Win Graph depicted in hard copy (see p. 4)
<F5>  Prin. Win Graph depicted in hard copy (see p. 4)
<F6>  Prin. Win Graph depicted in hard copy (see p. 4)
<F7>  Prin. Win Graph depicted in hard copy (see p. 4)

Issue:
Asset Securitization Corporation Commercial Mortgage
Pass-Through Certificates, Series 1996-MD VI

The Certificates:    $896,300,000 fixed rate CMBS

Rating Agencies:     Fitch Investors Service,
                     Moody's Investors Service,
                     Standard & Poor's

Lock Out:            100% of the cash flows are locked
                     out through the term.

Cut-Off Date:        December  , 1996

Closing Date:        December  , 1996

First Payment Date:  January  , 1996

Rated Final
 Distribution Date:  December  , 2026

Servicer:            TBD

Trustee:             LaSalle National Bank

Fiscal Agent:        ABN AMRO Bank N.V.

Advancing:           Yes-Through liquidation

Minimum
 Denomination:       $100,000

Delivery:           DTC,CEDEL,Euroclear

Web Site:           http://www.nomurany.com

Account Name:       cmbs

A hard copy is available upon request.
____________________________________________________________________

 THE FOLLOWING INFORMATION APPEARS ON EACH PAGE OF THE PAPER
 VERSION OF THIS DOCUMENT.  HOWEVER, THIS INFORMATION SHALL
 APPEAR ON THIS FIRST PAGE ONLY OF THIS EDGAR VERSION.
____________________________________________________________________
[LOGO] NOMURA
11/15/96 DIRECT.DOC
    /s/ BMF S-24
    /s/ RP S-8
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. All appraised values were obtained from appraisals conducted within the past year.

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     STRUCTURAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted


The Loans:
---------
                                                                                      Debt/   Eff.
Property     Amount     Type   Props    NCF      Rate  Amort  DSCR  LTV     Units     Unit    Term
-------------------------------------------------------------------------------------------------
Prime                  Factory
 Retail   359,000,000  Outlet  16   55,182,804   <F*>  360    1.71  61%     4,370,217 $72.38  84

                       Factory
HGI        99,300,000  Outlet  5    17,038,106   9.06% 360    1.77  55%     1,247,907 $79.56  120

                       Office/
Palmer                 Retail/
 Square    36,000,000  Hotel   1    6,862,075    8.09% 300    2.04  51%     N/A       N/A     132

                       Full
                       Service
Marriott  266,000,000  Hotels  4    55,876,956   8.22% 240    2.06  49%     3,411     $77,983 132

                       Full
Columbia               Service
 Sussex   136,000,000  Hotels  12   24,808,887   8.87% 240    1.71  57%     3,588     $37,904 180
          -----------          --  -----------   ----  ---    ----  --      --------- ------- ---
Total:    896,300,000          38   159,768,828        304    1.83  56%                       119
          ===========          ==   ===========  ===   ===    ====  ==                        ===

<F*>  Prime rate for years 1-2 is 1 month LIBOR + 151, the rate for years 3 - 7 is 7.78%


The Collateral
--------------
                      # of    Cut-off      % of
Property Type         Props   Loan Amount  Pool
-----------------------------------------------
Factory Outlet        21    458,300,000     45%
Hotel                 16    402,000,000     41%
Office/Retail/Hotel    1     36,000,000      4%
                      --    -----------    ----
                      38    896,300,000    100%
                      ==    ===========    ====


GEOGRAPHIC DIVERSIFICATION
--------------------------
(38 PROPERTIES)
(21 STATES)

ALABAMA------------------1%
CALIFORNIA---------------13%
COLORADO-----------------6%
FLORIDA------------------9%
GEORGIA------------------3%
ILLINOIS-----------------3%
INDIANA------------------2%
KENTUCKY-----------------5%
LOUISIANA----------------12%
MARYLAND-----------------2%
MICHIGAN-----------------1%
MISSOURI-----------------2%
MISSISSIPPI--------------2%
NORTH CAROLINA-----------2%
NEBRASKA-----------------2%
NEW JERSEY---------------7%
NEW MEXICO---------------7%
NEW YORK-----------------3%
OHIO---------------------3%
PENNSYLVANIA-------------4%
TEXAS--------------------21%

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     STRUCTURAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================


Call Protection:
---------------
                                          Number of Years
                    ---------------------------------------------------------------
12/96               1   2   3   4   5   6   7   8   9   10   11   12   13   14   15
-----------------------------------------------------------------------------------
Prime Retail        *   *   *   *   *   *   *

HGI                 *   *   *   *   *   *   *   *   *    *

Palmer Square       *   *   *   *   *   *   *   *   *    *

Marriott            *   *   *   *   *   *   *   *   *    *    *

Columbia
 Sussex             *   *   *   *   *   *   *   *   *    *    *    *    *    *    *

------------------
 Note: Chart shows lock-out to the effective term of each loan.




Underwriting:
------------
Loan              Principal          Manager   Lock      Cross
Pool              Repayment          Removal   Box   Collateralization       Reporting
---------------------------------------------------------------------------------------------------

Prime Retail      Effective Balloon    YES     Hard       YES         Monthly, Quarterly & Yearly
HGI               Effective Balloon    YES     Hard       YES         Monthly, Quarterly & Yearly
Palmer Square     Effective Balloon    YES     Hard       N/A         Monthly, Quarterly & Yearly
Marriott          Effective Balloon     NO      NA<F*>    YES         Monthly, Quarterly & Yearly
Columbia Sussex   Effective Balloon    YES     Hard       YES         Monthly & Yearly

---------------------

<F*> There is no lockbox required as long as Marriott's
     credit rating remains "A" or better.



Definitions:

Effective Balloon:  At the anticipated repayment date, if the
                    Borrower fails to repay the loan, while
                    not an event of default, 100% of the cash flows from the properties are trapped to pay down the remaining principal balance.
                    In addition, the interest rate steps up and additional interest in excess of the initial interest rate accrues and is deferred until the principal has been reduced to zero. Thereafter, all such cash flows will be applied to the reduction of deferred additional interest.

Manager Removal:    In general, upon default by Borrower under the
                    Mortgage Loan or dropping below some preset
                    DSCR standard.

Lock Box:           HARD LOCK BOX requires revenues to be payable
                    by the tenants directly to a cleaning
                    account which is swept into a collection account maintained by the servicer. In the case of Hotel Loans, all credit card receipts go directly to a cleaning account while the manager is required to deposit all other revenues into a cleaning account which is swept into the collection account.

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     STRUCTURAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================

The hard copy version of this document displays a graph depicting
 Principal Bonds' Cash Flows (Principal Only) and has been modified for this EDGAR filing as a table of the same information as follows:

       1996  1997  1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009  2010  2011
-----------------------------------------------------------------------------------------------------

B1 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $35.83
A6 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $4.85 $7.22 $7.90 $33.77
A5 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $11.70$1.73 _____ _____ _____
A4 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $67.18 _____ _____ _____ _____
A3 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $53.74 _____ _____ _____ _____
A2 =   ____ _____ _____ _____ _____ _____ _____ _____ _____ _____ _____ $44.79 _____ _____ _____ _____
A1C=   ____ _____ _____ _____ _____ _____ _____ $0.00$14.83$16.28$108.57$57.40 _____ _____ _____ _____
A1B=   ____ _____ _____ _____ _____ _____ _____ $331.79_____ _____ _____ _____ _____ _____ _____ _____
A1A=  $0.00 $8.03$13.50$13.15$14.10$15.54$16.90 $16.90 _____ _____ _____ _____ _____ _____ _____ _____

The hard copy version of this document displays a graph depicting
 Loan Principal Cash Flows and has been modified for this EDGAR filing as a table of the same information as follows:


       1996  1997  1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009  2010  2011
-----------------------------------------------------------------------------------------------------

Prime
Retail ____ $4.22 $4.55 $3.39 $3.60 $3.97 $4.30 $334.97_____ _____ _____ _____ _____ _____ _____ _____

Palmer
Square ____ $0.42 $0.46 $0.50 $0.53 $0.59 $0.64 $0.69 $0.74 $0.81 $0.88 $29.74 _____ _____ _____ _____

HGI    ____ $0.54 $0.60 $0.65 $0.69 $0.78 $0.86 $0.94 $1.00 $1.13 $92.07 _____ _____ _____ _____ _____

MHP2   ____ $0.38 $5.20 $5.65 $6.08 $6.67 $7.24 $7.87 $8.50 $9.29 $10.09$199.03 _____ _____ _____ _____

Columbia
Sussex ____ $2.47 $2.70 $2.95 $3.20 $3.53 $3.86 $4.22 $4.59 $5.05 $5.52 $6.04  $6.58 $7.22 $7.90 $69.60


=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     STRUCTURAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================

Prime Retail
------------

Principal Amount:            $359,000,000

Origination Date:            November 1, 1996

Interest Rate:               1mo LIBOR+151 Yrs 1-2
                             7.782%   Yrs 3-7

Amortization:                360 mos.

Effective Maturity:          84 mos.

Call Protection:             Locked out for Eff. Term

Release of Collateral:

- Defeasance of 125% of the allocated loan balance
- DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:               $55,182,804
                             Adjusted as of 10/96
Debt Service Coverage Ratio: 1.71X

Appraised Value:             $622,400,000

Loan to Value:               51%

Loan Per Square Foot:        $72.38

Cross-Collateralization/
  Default:                   Fully Crossed


The Borrower:
------------
- The borrower is a special purpose limited partnership substantially controlled by Prime Retail, Inc., a publicly traded REIT ("PRME").

The Properties:
--------------
- 16 factory outlet centers located in 12 different states and comprising over 4.4 million square feet.

- The Collateral represents substantially all of Prime's wholly owned assets.

- The weighted average occupancy of the pool is 93% and includes such national tenants as Polo, Nike, Ann Taylor, J. Crew, Reebok, Brooks Brothers, Levi's and Coach.

                                         Square     Occ.   1995
Property       Location                  Feet       11/96  Occ.
-------------------------------------------------------------
Coral Isle       Naples, FL              126,595    98%    99%
Gulf Coast       Ellenton, FL            340,226    99%    99%
Ohio             Jeffersonville, OH      300,536    98%    98%
San Marcos       San Marcos, TX          419,126    98%    93%
Triangle         Morrisville, NC         188,789    87%    96%
Nebraska         Gretna, NE              191,544    96%    97%
Castle Rock      Castle Rock, CO         369,220    99%    98%
Gainesville      Gainesville, TX         315,627    94%    92%
Huntley          Huntley, IL             280,439    80%    92%
Florida Keys     Florida City, FL        207,131    93%    91%
Indiana          Daleville, IN           209,090    84%    82%
Magnolia Bluff   Darien, GA              298,433    86%    88%
Gulfport         Gulfport, MS            225,916    94%    74%
Loveland         Loveland, CO            328,358    98%    100%
Kansas City      Kansas City, KS         190,589    96%    100%
Grove City       Grove City, PA          415,670    99%    95%
                                       ---------    --     --
Totals:                                4,407,289    93%    94%
                                       =========    ==     ==


Management:
----------
-  The properties are managed by Prime Retail.

Up Front Reserves:           $174,606

On-Going Cap. Ex. Reserve:   $0.20/sf

Expansion Escrow:            $40,000,000

An up-front reserve was put in place to fund expansion to existing centers. The funds will be released provided there is a minimum NOI based on leases in place with national tenants who have been in place for at least 3 months. In addition, the borrower must provide a "no downgrade" letter from the rating agencies.


Collection Account:    Hard Lock Box

Removal of Manager:

-  Event of a default
-  DCSR drops below 1.15X.

Reporting Requirements:

- Certified monthly and quarterly property operating statements

-  Annual audited financial statements

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     STRUCTURAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================


                                                                               1995
            Year   Allocated   Appraised    U/W Cash    TTM NOI as             Sales  Occ
Property   Built  Loan Amount    Value        flow       of 9/96    1995 NOI    PSF   Cost
--------------------------------------------------------------------------------------------
Coral Isle  1991   9,179,045   16,373,394   6,315,022   7,012,071   5,138,799   $183  13%
Gulf Coast  1991  22,583,364   39,759,993   5,937,324   6,700,253   6,457,605   $257  9%
Ohio        1993  21,782,019   38,936,960   5,488,196   6,951,159   6,745,118   $205  10%
San Marcos  1990  30,305,418   56,694,700   4,600,710   4,705,420   4,590,387   $268  8%
Triangle    1991  13,768,567   16,186,471   4,034,904   4,488,735   4,402,280   $362  5%
Nebraska    1993  13,987,116   18,668,297   4,072,208   4,387,100   3,661,941   $151  11%
Castle Rock 1992  26,954,338   51,146,895   3,890,063   3,610,613   1,816,721   $281  8%
Gainesville 1993  23,020,462   36,962,958   3,734,676   4,753,672   4,677,293   $180  12%
Huntley     1994  20,543,576   29,045,870   3,274,830   2,764,821     484,312   $173  13%
Florida
 Keys       1994  15,152,709   23,029,350   2,706,209   3,011,931   2,676,251   $159  15%
Indiana     1994  15,152,709   21,929,733   2,369,767   2,579,221   2,731,432   $151  14%
Magnolia
 Bluff      1995  21,854,869   38,332,710   2,335,213   2,831,484   1,154,062   N/A  9%
Gulfport    1995  16,609,700   29,422,107   2,159,869   2,436,238   2,189,745   N/A  6%
Loveland    1994  23,920,736   35,310,800   1,842,044   2,219,757   2,245,991   N/A  N/A
Kansas City 1995  13,903,995   20,358,276   1,674,634   1,831,318   1,851,199   N/A  N/A
Grove City  1994  30,281,377   53,392,000   1,813,056   1,794,860   1,594,547   $323  8%
                 -----------  -----------  ----------  ----------  ----------
Totals:          319,000,000  525,550,514  56,248,725  62,078,653  52,417,683
                 ===========  ===========  ==========  ==========  ==========

* Sales figures are based on annualized numbers


Lease Expiration Analysis:
-------------------------

       # of   Occupied   % of   Annualized   % of
Year   Leases    SF     Occ SF  Base Rent     ABR
-------------------------------------------------
1996    15     33,262    0.7%     $474,402   0.8%
1997    93    283,116    6.4%   $3,808,214   6.5%
1998   142    447,809   10.1%   $6,692,747   11.4%
1999   213    698,611   15.7%  $10,130,995   17.2%
2000   291    929,270   20.9%  $14,006,454   23.8%
2001   211    693,765   15.6%  $10,561,929   17.9%
2002    77    255,195    5.7%   $3,701,651   6.3%
2003    24    153,718    3.5%   $2,013,236   3.4%
2004    37    224,123    5.0%   $2,716,648   4.6%
2005    38    215,402    4.8%   $2,779,014   4.7%
2006    10    162,503    3.7%   $1,510,651   2.7%
MTM     13     45,098    1.0%     $459,699   0.8%
            ---------          -----------
Total:      4,141,872           58,855,640
            =========          ===========


=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     COLLATERAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================


HGI
---

Principal Amount:        $99,300,000

Origination Date:        September 12, 1996

Interest Rate:           9.06%

Amortization:            360 months

Effective Maturity:      120 months

Call Protection:         Locked out for Eff. Term



Release of Collateral:
---------------------
-  Defeasance of 125% of the allocated loan balance
- DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:            $17,038,106
                          Adjusted as of 7/31/96

Debt Service Coverage
 Ratio:                   1.77X

Appraised Value:          $179,000,000

Loan to Value:             55%

Loan Per Square Foot:      $79.56

Cross-Collateralization/
Default:                   Fully Crossed


The Borrower:
------------
- The borrower is a special purpose, bankruptcy remote entity controlled by Horizon Group, Inc., a publicly traded REIT ("HGI").

- HGI is engaged primarily in the ownership, development, construction, acquisition, leasing, marketing and management of factory outlet centers throughout the U.S.

-   As of 9/96, HGI had a total market cap. of $945.6 mm.

- HGI owned and operated 35 factory outlet centers containing approximately 8.5 mm SF, as of 3/96.

The Properties:
--------------
- The collateral consists of 5 factory outlet centers located in 3 states.


                                     Square    Occ.   1995  1994
Property          Location           Feet      9/96   Occ   Occ
---------------------------------------------------------------

Lake Elsinore   Lake Elsinore, CA   368,785    92%   90%   96%
Southwest       Hillsboro, TX       359,455    98%   97%   99%
Chesapeake      Queenstown, MD      219,307    100%  97%   97%
Tracy           Tracy, CA           153,000    98%   92%   92%
Pismo Beach     Pismo Beach, CA     147,560    96%   92%   55%
                                    -------    --    --    --
Total:                              1,248,107  96%   94%   92%
                                    =========  ==    ==    ==




Property        Built      Loan Amt      Value         PSF   Cost
----------------------------------------------------------------
Lake Elsinore     91-96    $29,500,000   $58,300,000   $232  10%
Southwest         89-95    $28,500,000   $46,500,000   $220   8%
Chesapeake        89-93    $17,400,000   $30,000,000   $269   6%
Tracy             1994     $12,100,000   $21,400,000   $174  12%
Pismo Beach       1994     $11,800,000   $22,800,000   $190  12%
y                           -----------   -----------
Total:                     $99,300,000  $179,000,000
                           ===========   ===========




                U/W Net        TTM NOI
Property        Cash Flow      as of 7/96    1995 NOI     1994 NOI
---------------------------------------------------------------------
Lk Elsinore     $5,599,754     $5,766,338    $5,401,648    $5,047,250
Southwest       $4,531,249     $4,794,879    $3,806,803    $2,868,991
Chesapeake      $2,851,296     $3,149,524    $3,214,676    $3,070,607
Tracy           $1,879,112     $2,257,289    $2,370,544    $421,369
Pismo Bch       $2,176,694     $2,231,629    $1,763,734    $73,518
                -----------    -----------   -----------   -----------
Total:          $17,038,106    $18,199,659   $16,557,405   $11,481,735
                ===========    ===========   ===========   ===========



Management:
----------
-  The properties are managed by Horizon/Glen Outlet
   Centers LP, the sole limited partner of the borrower.

Up Front Reserves:      $61,000

On-Going Cap.
 Ex. Reserve:           $0.50 psf

Collection Account:      Hard Lock Box

Removal of Manager:
-   Event of a default
-   DCSR drops below 1.15X
    If a tenant is moved from a collateral center to an adjacent center owned by an affiliate of the borrower

Reporting Requirements:
----------------------
-  Certified monthly and quarterly property operating statements
-  Annual audited financial statements

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     COLLATERAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================


Lease Expiration Analysis:
--------------------------
                         % of   Annualized
Year    Occupied SF     Occ SF   Base Rent   % of ABR
------------------------------------------------------
1996         39,980      3.2%      $691,835    3.7%
1997        101,355      8.1%    $1,723,385    9.2%
1998        109,694      8.8%    $1,873,774   10.0%
1999        208,005     16.7%    $3,627,662   19.4%
2000        232,271     18.6%    $3,911,878   20.9%
2001        226,273     18.1%    $3,357,369   17.9%
2002         66,845      5.4%      $978,710    5.2%
2003         60,272      4.8%      $760,115    4.1%
2004         29,032      2.3%      $413,498    2.2%
2005         53,200      4.3%      $565,280    3.0%
2006         47,500      3.8%      $593,500    3.2%
2009         12,000      1.0%      $120,000    0.6%
2010         15,000      1.2%      $120,000    0.6%
          ---------      ----   ------------   ----
Total/WA  1,248,107      100%   $18,737,006    100%
          =========      ====   ============   ====


Largest Tenants Analysis:
------------------------
                                                              Annualized
Tenant                    # of Stores      SF     % of SF      Base Rent    % of ABR
-----------------------------------------------------------------------------------------
VF Factory Outlet              2         49,572     4.0%     $   495,720     2.6%
Liz Claiborne                  4         41,000     3.3%     $   460,000     2.5%
Levi's                         4         35,600     2.9%     $   519,700     2.8%
Nike                           4         30,200     2.4%     $   369,480     2.0%
Mikasa                         4         30,000     2.4%     $   390,000     2.1%
Bass Company Store             3         24,500     2.0%     $   236,000     1.3%
Corning / Revere
 Factory Store                 5         22,840     1.8%     $   362,570     1.9%
Reebok Factory Store           2         19,695     1.6%     $   246,645     1.3%
Geoffrey Beene                 4         19,650     1.6%     $   331,000     1.8%
Bugle Boy Outlet               3         18,950     1.5%     $   170,825     0.9%
Others                       281        909,420    72.9%     $15,155,066     80.9%
Vacant                        14         46,680     3.7%               -      0.0%
                             ---      ---------   ------     -----------    ------
Total                        330      1,248,107   100.0%     $18,737,006    100.0%
                             ===      =========   ======     ===========    ======

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     COLLATERAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================

Palmer Square
-------------

Principal Amount:        $36,000,000

Origination Date:        TBD

Interest Rate:           8.09%

Amortization:            300 months

Effective Maturity:      132 months

Call Protection:         Locked out for Eff. Term

Release of Collateral:

- Defeasance of a minimum of 125% of the allocated loan balance

- DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:            $6,862,075
                          Adjusted as of 5/96

Debt Service Coverage
 Ratio:                   2.04X

Appraised Value:          $70,800,000

Loan to Value:            51%

Cross-Collateralization/
Default:                  Fully Crossed

The Borrower:

- The borrower is comprised of three special purpose limited partnerships substantially controlled by Ed
   Aboodi.

The Collateral:

- The collateral consists of a 7 building complex comprised of a hotel, an office building, a retail center and parking facilities located in Princeton, NJ.

- The retail comprises 38% of Net Cash Flow, the office comprises 19%, the hotel comprises 31% and parking comprises 12%.

Retail Component:

- The property contains 102,485 SF of in-line retail space with tenants including Ann Taylor, The Gap, JB
   Winberies, Talbots, Banana Republic and Nine West.

-  The valuation of the retail component is $32,100,000.

-  1995 Sales were $32,347,758 with Sales psf of $466.
   1994 Sales were $32,161,894 with Sales psf of $464.



            U/W        TTM 5/96      1995         1994
----------------------------------------------------------
NOI      2,613,278     2,507,807   2,318,317    2,326,259
Occ         93%           93%         94%          97%



Office Component:

- The property contains 130,502 SF of office space that generates $24.10 rent psf.

-  The valuation of the office component is $19,800,000.



            U/W        TTM 5/96      1995         1994
----------------------------------------------------------
NOI      1,313,375     1,897,549   1,786,108    1,611,120
Occ         89%           97%         97%          90%



Hotel Component:

-  The property contains 216 hotel rooms.

-  The valuation of the hotel component is $18,900,000.



            U/W        TTM 5/96      1995         1994
----------------------------------------------------------
NOI     2,126,667      2,862,898   2,552,344    2,337,652
Occ         66%           67%         66%         66%
ADR      $122.25        $122.25     $117.72     $109.35



Parking Component:

-    The property contains 994 parking spaces.
- The valuation of the parking is included in the appraised values of the retail and office components.



            U/W        TTM 5/96      1995         1994
----------------------------------------------------------
NOI       808,754     853,302     736,157      673,467


Management:

-  The property manager is an affiliate of the borrower.


Up Front Reserves:          TBD

On-Going Cap. Ex. Reserve:  $0.25 psf for retail
                            $0.50 psf for office
                            4% of hotel revenues

Collection Account:         Hard Lockbox

If DSCR is greater than 1.80X, then a two month debt service reserve is maintained instead of a lockbox.


Removal of Manager:
-  Event of a default
-  DCSR drops below 1.05X.


Reporting Requirements:
-  Certified monthly and quarterly property operating statements
-  Annual audited financial statements

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     COLLATERAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================

Marriott
--------

Principal Amount:    $266,000,000

Origination Date:    September 23, 1996

Interest Rate:       8.22%

Amortization:        12 Mos. IO then
                     240 Mos. Amort Schedule

Effective Maturity:    132 Months

Call Protection:      Locked out for Eff. Term

Release of Collateral:
- Defeasance of 125% of the allocated loan balance except that with respect to a sale of Santa Clara the excess over the allocated loan balance will not exceed the sale proceeds.

- DSCR must be greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:      $55,876,956
                    Adjusted as of 9/6/96

Debt Service
 Coverage Ratio:    2.06X

Appraised Value:    $540,400,000

Loan to Value:      49%

Loan Per Room:      $77,983


The Borrower:

- The borrowers are two special purpose limited partnerships substantially controlled by Host Marriott.

- Host Marriott owns 45 "Marriott" hotels, 54 "Courtyard" hotels, 18 "Residence Inns" and 4 "Fairfield Inns". They are also the general partner in over 265 other hotels.

- Marriott Hotel Properties II LP ("MHPII") is the borrower of $222,500,000 and Santa Clara Marriott Hotel LP ("Santa
   Clara LP") is the borrower of $43,500,000.

- Santa Clara LP owns the Santa Clara hotel and MHPII owns the other three hotels.


Cross-Collateralization/Default:

Both loans are fully cross-defaulted.  The Santa Clara LP
loan is fully cross collateralized by the liens on all four
properties. The MHPII loan is secured by liens on the three
hotels owned by MHPII and by a pledge of MHP II s  50%
interest in Santa Clara LP.



The Properties:
--------------

Property     State   Rooms   Year Built     Allocated Loan Amount
-------------------------------------------------------------------
New Orleans     LA     1,290     1972/78          $106,000,000
San Antonio     TX       999     1988             $102,000,000
Santa Clara     CA       754     1976/78/91        $43,500,000
San Ramon       CA       368     1989              $14,500,000
                       -----                      ------------
Totals:                3,411                      $266,000,000
                       =====                      ============




               Occ.   Occ.    Occ.    ADR       ADR        ADR
Property      1994   1995    1996    1994      1995       1996
----------------------------------------------------------------
New Orleans    81%    85%     85%    123.44    127.66    131.21
San Antonio    79%    78%     77%    117.38    120.30    125.08
Santa Clara    77%    79%     81%     92.08    103.63    113.48
San Ramon      72%    82%     84%     89.99     89.03     94.47
               ---    ---     ---    ------    ------    ------
Totals:        78%    81%     81%    111.00    115.55    121.00
               ===    ===     ===    ======    ======    ======


                                               TTM NOI        UW Cash
Property        1994 NOI         1995 NOI        as of 9/96       flow
------------------------------------------------------------------------
New Orleans    20,633,387   21,320,119     22,295,926      $22,222,690
San Antonio    17,380,857   20,668,037     20,678,212      $18,892,228
Santa Clara     8,695,048   10,806,662     12,022,991      $11,415,114
San Ramon       2,880,384    3,174,765      3,859,668       $3,346,924
              -----------   ----------     ----------      -----------
              49,589,676    55,969,583     58,856,797      $55,876,956


Management:
-  The hotels are managed by Marriott Hotel
   Services, Inc., a subsidiary of Marriott
   International.

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     COLLATERAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================

Up Front Reserves:  $17,769,865
$1,099,850 in deferred maintenance and environmental reserves was funded at closing. The remaining funds are to be used for ongoing capital expenditures, replacement reserves and for renovations on the New
Orleans property.


On-Going Cap. Ex. Reserve: 5% of annual revenues
The San Antonio and San Ramon hotels require 4% of annual reserves for the next two years and 5% thereafter.

Collection Account: Two month Debt Service reserve required as long as Marriott rating remains "A".
If rating drops to "A-", three month Debt Service reserve required. If rating drops to "BBB", hard lockbox put in place.

Reporting Requirements:
-  Certified monthly and quarterly operating statements
-  Annual audited financial statements

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     COLLATERAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================

Columbia Sussex
---------------

Principal Amount:         $136,000,000

Origination Date:         August 8, 1996

Interest Rate:            8.87%

Amortization:             240 months

Effective Maturity:       180 months

Call Protection:          Locked out for Eff. Term

Release of Collateral:
-  Defeasance of 125% of the allocated loan balance
- DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:            $24,808,887
                          Adjusted as of 8/96

Debt Service
 Coverage Ratio:          1.71X

Appraised Value:          $239,000,000

Loan to Value:            57%

Cross-Collateralization/
 Default:                 Fully Crossed

The Borrower:

- The borrower, Grandview Hotel Limited Partnership, is a newly formed, bankruptcy remote, special purpose limited partnership indirectly controlled by Columbia Sussex Corporation.


The Collateral:

- The collateral consists 12 full service hotels containing 3,588 rooms geographically diversified in 8 states.

- The franchises are strong national franchises including Marriott, Radisson, Holiday Inn and Best Western.


Management:

- Columbia Sussex Corp., an experienced hotel operator founded in 1972. As of 9/96, the manager and its affiliates own and operate 43 hotels containing over 10,800 rooms.

- William Yung is the President, CEO and sole voting shareholder of the manager.


Up Front Reserves:          $8,000,000

On-Going Cap. Ex. Reserve:  4% of total revenues

Collection Account:         Hard Lockbox

Removal of Manager:
-  Event of a default
-  DCSR drops below 1.10X
-  Management fee suspended if DSCR drops below 1.40X

Reporting Requirements:
-  Certified monthly property operating statements
-  Annual audited financial statements

                                              Allocated Loan  Year Built/  Appraised
Property                  Location               Amounts       Renovated     Value    Rooms
--------------------------------------------------------------------------------------------
Holiday Inn Springfield   Springfield, Ohio       3,200,000    1973/85    5,400,000    150

Holiday Inn Southfield
 (Detroit)                Southfield, Michigan   11,360,000    1965/83   22,000,000    417

Holiday Inn Louisville
 South Airport            Louisville, Kentucky   11,520,000    1960/85   16,600,000    405

Holiday Inn Glen Ellyn    Glen Ellyn, Illinois    1,600,000    1967/86    3,700,000    121

Holiday Inn Itasca        Itasca, Illinois        5,120,000    1968/86    8,800,000    161

Best Western Eastgate     Kissimmee, Florida      9,120,000    1982      12,400,000    403

Radisson Hotel Central
 Birmingham               Birmingham, Alabama     6,160,000    1972      11,000,000    298

Radisson Lake Buena
 Vista                    Vista Center, Florida   7,280,000    1989      14,600,000    200

Radisson Hotel Orlando
 Airport                  Orlando, Florida       15,520,000    1990      30,300,000    347

Radisson Hotel
 Cincinnati Airport       Boone County, Kentucky 11,920,000    1960/86   19,300,000    214

Radisson Hotel Newark
 Airport                  Newark, New Jersey     25,840,000    1989      42,600,000    501

Melville Marriott         Melville, New York     27,360,000    1990      52,300,000    371
                                              -------------           -------------  -----
                                              $ 136,000,000           $ 239,000,000  3,588
                                              =============           =============  =====

=============================================================
Nomura Securities International, Inc.      (212) 667-1545
Commercial Mortgage-Backed Securities
-------------------------------------------------------------
                 MEGADEAL(SM) VI - $896,300,000
                     COLLATERAL TERM SHEET
--------------------------------------------------------------
All information as of 11/15/96 10:25 am unless otherwise noted
==============================================================


Net Cash Flow
-------------

Property                      U/W        TTM (8/96)       1995         1994
-------------------------------------------------------------------------------
Holiday Inn Springfield     $600,371     $891,994       $960,015      $790,969

Holiday Inn Southfield
 (Detroit)                 1,796,110    2,295,303      2,058,541     1,607,696

Holiday Inn Louisville
 South Airport             2,140,369    2,714,086      2,132,848     2,642,197

Holiday Inn Glen Ellyn       267,642      441,891        324,122       436,112

Holiday Inn Itasca           889,110    1,179,821        884,192       891,048

Best Western Eastgate      1,753,706    2,226,389      1,802,021     1,224,499

Radisson Hotel Central
 Birmingham                1,283,036    1,702,904      1,143,995     1,024,465

Radisson Lake Buena Vista  1,467,580    1,826,273      1,401,094     1,115,955

Radisson Hotel Orlando
 Airport                   3,013,682    3,677,240      2,879,846     2,123,118

Radisson Hotel Cincinnati
 Airport                   2,172,494    2,628,730      2,134,525     1,875,440

Radisson Hotel Newark
 Airport                   4,404,544    6,355,777      5,314,733     5,402,442

Melville Marriott          5,020,244    6,652,104      5,617,785     4,301,880
                         -----------   ----------    -----------   -----------
                         $24,808,887  $32,592,512    $26,653,717   $23,435,821
                         ===========   ==========    ===========   ===========




                                 Occupancy                          ADR
--------------------------------------------------------------------------------------------
                                 TTM                           TTM
Property                  U/W   (8/96) 1995  1994   U/W       (8/96)      1995       1994
--------------------------------------------------------------------------------------------
Holiday Inn Springfield   53%    57%   64%   71%    $61.66     $61.66     $57.81     $ 54.15

Holiday Inn Southfield
 (Detroit)                44%    44%   48%   42%    $65.75     $65.75     $61.06     $ 57.53

Holiday Inn Louisville
 South Airport            58%    58%   55%   61%    $60.75     $60.75     $59.25     $ 55.69

Holiday Inn Glen Ellyn    56%    56%   57%   56%    $58.15     $58.15     $53.62     $ 46.21

Holiday Inn Itasca        58%    58%   58%   55%    $66.99     $66.99     $61.97     $ 58.24

Best Western Eastgate     70%    71%   70%   54%    $41.04     $41.04     $37.18     $ 38.99

Radisson Hotel Central
 Birmingham               61%    61%   57%   49%    $56.67     $56.67     $55.06     $ 51.50
Radisson Lake Buena
 Vista                    75%    75%   74%   65%    $70.19     $70.19     $61.12     $ 62.83

Radisson Hotel Orlando
 Airport                  80%    80%   75%   67%    $58.13     $58.13     $53.03     $ 51.16

Radisson Hotel Cincinnati
 Airport                  73%    73%   66%   70%    $66.40     $66.40     $66.21     $ 62.28

Radisson Hotel Newark
 Airport                  75%    83%   70%   77%    $69.26     $69.26     $72.44     $ 65.91

Melville Marriott         72%    72%   70%   62%   $107.60    $107.60    $102.08     $ 92.62
                          ---    ---   ---   ---   -------    -------    -------     -------

Weighted Average:         68%    70%   66%   63%    $71.63    $ 71.63     $68.86     $ 64.30
                          ===    ===   ===   ===   =======    =======    =======     =======
